DELAWARE GROUP ADVISER FUNDS

Delaware U.S. Growth Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated February 28, 2007

For the Fund's Class A * Class B * Class C * Class R Prospectus only:

The following replaces the portion of the table related to the fees and expenses of Delaware U.S. Growth Fund. The table begins on page 4 and is entitled "What are the Fund's fees and expenses?"

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.	CLASS	A	B	C	R
	Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]	none
	Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
	Redemption fees	none	none	none	none
	Exchange fees[4]	none	none	none	none

Annual fund operating expenses are deducted from the Fund's assets.	CLASS	A	B	C	R
	Management fees[5]	0.64%	0.64%	0.64%	0.64%
	Distribution and service (12b-1) fees	0.30%[6]	1.00%	1.00%	0.60%[6]
	Other expenses	0.23%	0.23%	0.23%	0.23%
	Total annual fund operating expenses	1.17%	1.87%	1.87%	1.47%
	Fee waivers and payments	(0.17%)	(0.12%)	(0.12%)	(0.22%)
	Net expenses	1.00%	1.75%	1.75%	1.25%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS	A	B7	B7 (if redeemed)	C	C (if redeemed)	R
1 year	$671	$178	$578	$178	$278	$127
3 years	$898	$564	$839	$564	$564	$420
5 years	$1,166	$988	$1,213	$988	$988	$759
10 years	$1,930	$2,000	$2,000	$2,170	$2,170	$1,715

  A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge (CDSC) will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.
  If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.
  Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.
  Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
  The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from March 1, 2007 through February 28, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.75% of the Fund's average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.
  Effective September 1, 2007, the Fund's 12b-1 fees for Class A shares has been permanently reduced to 0.30%. In addition, the Fund's distributor (Distributor) has contracted to limit the Class A and Class R shares' 12b-1 fees from September 1, 2007 through February 28, 2009 to no more than 0.25% and 0.50%, respectively, of the Fund's average daily net assets.
  The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

For the Fund's Institutional Class Prospectus only:

The following replaces the portion of the table related to the fees and expenses of Delaware U.S. Growth Fund. The table begins on page 4 and is entitled "What are the Fund's fees and expenses?"

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.	CLASS	INSTITUTIONAL
	Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
	Maximum sales charge (load) imposed on reinvested dividends	none
	Redemption fees	none
	Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund's assets.	CLASS	INSTITUTIONAL
	Management fees[2]	0.64%
	Distribution and service (12b-1) fees	None
	Other expenses	0.23%
	Total annual fund operating expenses	0.87%
	Fee waivers and payments	(0.12%)
	Net expenses	0.75%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS	INSTITUTIONAL
1 year	$77
3 years	$253
5 years	$458
10 years	$1,050
  Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
  The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from March 1, 2007 through February 28, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.75% of the Fund's average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

Please keep this Supplement for further reference.

This Supplement is dated September 5, 2007